Exhibit 3.33

FORM BCA 10.30 (rev. Dec. 2003)

ARTICLES OF AMENDMENT

Business Corporation Act

Jesse White, Secretary of Stat Department of Business Services Springfield, IL 62756 Telephone (217) 782-1832 http://www.cyberdriveillinois.com

Doc#: 0409131004
Eugene “Gene” Moore Fee: $30.00
Cook County Recorder of Deeds
Date: 03/31/2004 11:51 AM Pg: 1 of 4

Remit payment in the form of a

check or money order payable

to the Secretary of State.

File # 1271-586-2	Filing Fee: $50.00	Approved: KK

Submit in duplicate	Type or Print clearly in black ink	Do not write above this line

1.	CORPORATE NAME: Linen Supply Services, Inc.

(Note 1)

2.	MANNER OF ADOPTION OF AMENDMENT:

The following amendment of the Articles of Incorporation was adopted on March 23, 2004,

(Month & Day)
in the manner indicated below. (“X” one box only)

(Year)

☐	By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected;

(Note 2)

☐	By a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;

(Note 2)

☐	By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;

(Note 3)

☐	By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;

(Note 4)

☐	By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;

(Notes 4 & 5)

☒	By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders, A consent in writing has been signed by all the shareholders entitled to vote on this amendment.

(Note 5)

3.	TEXT OF AMENDMENT:

a.	When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.

Article I: The name of the corporation is:

ARAMARK Distribution Services. Inc.

(NEW NAME)

All changes other than name, include on page 2

(over)

Text of Amendment

b.	(If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety. If there is not sufficient space to do so, add one or more sheets of this size.)

4.	The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable, insert “No change”)

NO CHANGE

5.	(a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert “No change”)

NO CHANGE

(b) The amount of paid-in capital (Paid-in Capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert “No change”) (Note 6)

NO CHANGE

	Before Amendment	After Amendment

Paid-in Capital	$	$

(Complete either Item 6 or 7 below. All signatures must be in BLACK INK.)

6.	The undersigned corporation has caused these articles to be signed by a duly authorized officer who affirms, under penalties of perjury, that the facts stated herein are true.

Dated	March 24, 2004	,		Linen Supply Services, Inc.
	(Month & Day)		(Year)	(Exact Name of Corporation at date of execution)

/s/ Alexander P. Marino
(Any Authorized Officer’s Signature)

Alexander P. Marino, Vice President
(Type or Print Name and Title)

7.	If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.

OR

If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

Dated		,
	(Month & Day)		(Year)

NOTES and INSTRUCTIONS

NOTE 1:	State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2:	Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have
	been named or elected.		(§ 10.10)

NOTE 3:	Directors may adopt amendments without shareholder approval in only seven instances, as follows:

	(a)		to remove the names and addresses of directors named in the articles of incorporation;

	(b)		to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to § 5.10 is also filed;

	(c)		to increase, decrease, create or eliminate the par value of the shares of any class, so long as no class or series of shares is adversely affected.

	(d)		to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;

	(e)		to change the corporate name by substituting the word “corporation”, “incorporated”, “company”, “limited”, or the abbreviation “corp.”, “inc.”, “co.”, or “ltd.” for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;

	(f)		to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with § 9.05

	(g)	to restate the articles of incorporation as currently amended.	(§ 10.15)

NOTE 4:	All amendments not adopted under § 10.10 or § 10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

Shareholder approval may be (1) by vote at a shareholders’ meeting (either annual or special) or (2) by consent, in writing, without a meeting.

To be adopted, the amendment must receive the affirmative vote or consent of the holders of atleast 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

The articles of incorporation may supersede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each class when
	class voting applies.		(§ 10.20)

NOTE 5:	When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must be
	promptly notified of the passage of the amendment.		(§§ 7.10 & 10.20)

NOTE 6:	In the event of an increase in paid-in capital, the corporation must pay all applicable franchise taxes, penalties and interest before this document can be accepted for filing.

BCA 5.10/5.20 (Rev. Jul. 1984)		File # D-1271-586
Submit in Duplicate	JIM EDGAR Secretary of State State of Illinois	This Space For Use By Secretary of State
Remit payment in Check or Money Order, payable to “Secretary of State”.		Date
DO NOT SEND CASH!	STATEMENT OF CHANGE OF REGISTERED AGENT AND/OR REGISTERED OFFICE	Filing Fee $5.00 Clerk

Pursuant to the provisions of “The Business Corporation Act of 1983”, the undersigned corporation hereby submits the following statement.

1.	The name of the corporation is LINEN SUPPLY SERVICES INC.

2.	The State or Country of incorporation is Illinois

3.	The name and address of its registered agent and its registered office as they appear on the records of the office of the Secretary of State (Before Change) are:

Registered Agent	A.	F.	Lenway
	First Name	Middle Name	Last Name

Registered Office	1834 Walden Office Square - Suite 450
	Number	Street	Suite No. (A P.O. Box alone is not acceptable)

	Schaumburg, Illinois	60172	Cook
	City	Zip Code	County

4.	The name and address of its registered agent and its registered office shall be (After All Changes Herein Reported):

Registered Agent	C T CORPORATION SYSTEM
	First Name	Middle Name	Last Name

Registered Office	c/o C T CORPORATION SYSTEMS, 208 S. La Salle Street
	Number	Street	Suite No. (A P.O. Box alone is not acceptable)

	Chicago	60604	Cook
	City	Zip Code	County

5.	The address of the registered office and the address of the business office of the registered agent as changed, will be identical.

6.	The above change was authorized by: (“X” one box only)

a. ☒ By resolution duly adopted by the board of directors.	(Note 5)

b. ☐ By action of the registered agent.	(Note 6)

(If authorized by the board of directors, sign here. See Note 5)

The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated: May 22, 1985		LINEN SUPPLY SERVICES INC.
(Exact Name of Corporation)

attested by	/s/ Priscilla M. Bodnar	by	/s/ David D. Dayton
	(Signature of Secretary or Assistant Secretary)		(Signature of President or vice president)

	Priscilla M. Bodnar, Asst. Sect’y		David D. Dayton, Vice President
	(Type of Print Name and Title)		(Type of Print Name and Title)

(If change of registered office by registered agent, sign here, See Note 6)

The undersigned, under penalties of perjury, affirms that the facts stated herein are true.

Dated , 19
(Signature of Registered Agent of Record)

NOTES

1.	The registered office may, but need not be the same as the principal office of the corporation. However, the registered office and the office address of the registered agent must be the same.

2.	The registered office must include a street or road address, a post office box number alone is not acceptable.

3.	A corporation cannot act as its own registered agent.

4.	If the registered office is changed from one county to another, then the corporation must file with the recorder of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the statement of change of registered office. Such certified copies may be obtained ONLY from the Secretary of State.

5.	Any change of registered agent must be by resolution adopted by the board of directors. This statement must then be signed by the President (or vice-president) and by the Secretary (or an assistant secretary).

6.	The registered agent may report a change of the registered office of the corporation for which he or she is registered agent. When the agent reports such a change, this statement must be signed by the registered agent.

	Date	3-23-76

Form BCA (12 or 110)	Filing Fee $	[Illegible]

	Clerk	[Illegible]

CERTIFICATE OF CHANGE OF REGISTERED AGENT AND REGISTERED OFFICE BY

A FOREIGN OR DOMESTIC CORPORATION OF ILLINOIS

STATE OF Illinois	}	ss.
Cook COUNTY

TO	Michael J. Howlett

Secretary of State,

Springfield, Illinois

The undersigned corporation, organized and existing under the laws of the State of Illinois for the purpose of changing its registered agent and its registered office, or both, in Illinois as provided by “The Business Corporation Act,” of Illinois represents that:

1. The name of the corporation is Linen Supply Services, Inc.

2. The address, including street and number, if any, of its present registered office (before change) is 141 W. Jackson Blvd., Chicago, IL 60604

3. Its registered office (including street and number if any change in the registered office is to be made) is hereby changed to 35 E. Wacker Drive Street, in the city of Chicago (60601) County of Cook

(Zip Code)

4. The name of its present registered agent (before change) is John H. Bishop

5. The name of the new registered agent is C. O. Bower

6. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7. Such change was authorized by resolution duly authorized by the board of directors

(OVER)

IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its Vice-President, attested by its Assistant Secretary, this 1st day of March, A. D. 1976

Linen Supply Services, Inc.
(Exact Corporate Title)

By:	Illegible
Vice-President

B. J. Smith
Assistant Secretary

STATE OF Illinois	}	ss.
COUNTY OF Cook

I, Virginia A. Malinak, a Notary Public, do hereby certify that on the 1st day of March, A. D. 1976, personally appeared before me C. O. Bower who declares he is Vice-President of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

Virginia A. Malinak
Notary Public

Form BCA (12 or 110)

Box	1271	File	586-2

CHANGE OF REGISTERED AGENT

AND OFFICE OF

Linen Supply Services, Inc.

Filling Fee $1.00

NOTICE

This certificate must be filed in duplicate. The corporation cannot act as its own registered agent.

The registered office may be, but need not be, the same as the place of business of the corporation, but the registered office and the address of the registered agent must be the same.

Any subsequent change in the registered office or agent must be reported immediately to the Secretary of State on blanks furnished for that purpose.

Certificate Number

STATE OF ILLINOIS

OFFICE OF

THE SECRETARY OF STATE

To all to whom these Presents Shall Come Greeting:

Whereas, Articles of amendment to the Articles of Incorporation duly signed and verified of GREAT WESTERN LAUNDRY COMPANY have been filed in the Office of the Secretary of State on the 30th day of October A.D. 1967, as provided by “THE BUSINESS CORPORATION ACT” of Illinois, in force July 13, A.D. 1933.

Now Therefore, I PAUL POWELL, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of amendment and attach thereto a copy of the Articles of Amendment to the Articles of Incorporation of the aforesaid corporation.

In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, Done at the City of Springfield this 30th day of October A.D. 1967 and of the Independence of the United States the one hundred and 92nd.

/s/ Paul Powell
SECRETARY OF STATE

(File in Duplicate)

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

GREAT WESTERN LAUNDRY COMPANY

(Exact Corporate Name)

To PAUL POWELL,

Secretary of State

Springfield, Illinois

The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of “The Business Corporation Act” of the State of Illinois, hereby executes the following Articles of Amendment:

ARTICLE FIRST: The name of the corporation is:

GREAT WESTERN LAUNDRY COMPANY

ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by “The Business Corporation Act” of the State of Illinois:

RESOLVED, that the following Articles of Incorporation of this corporation be amended to read as follows:

ARTICLE ONE

The name of the corporation is changed to: LINEN SUPPLY SERVICES, INC.

ARTICLE FOUR

The purposes for which this corporation is organized are:

To purchase for resale, to warehouse and to distribute towels, garments, sheets, and all other kinds and types of linens and linen supplies and other merchandise and supplies used in the linen and industrial garment rental supply business; to purchase, own, lease, mortgage and sell real estate in the conduct thereof; and to do such other acts appropriate or necessary to the conduct of said business.

(Disregard separation into classes if class voting does not apply to the amendment voted on.)

ARTICLE THIRD: The number of shares of the corporation outstanding at the time of the adoption of said amendment or amendments was 10,520; and the number of shares of each class entitled to vote as a class on the adoption of said amendment or amendments, and the designation of each such class were as follows:

	Class		Number of Shares
	Common		10,520

(Disregard separation into classes if class voting does not apply to the amendment voted on.)	ARTICLE FOURTH: The number of shares voted for said amendment or amendments was 10,520; and the number of shares voted against said amendment or amendments was None. The number of shares of each class entitled to vote as a class voted for and against said amendment or amendments, respectively, was;

	Class		Number of Shares Voted
			For	Against
	Common		10,520	None

(Disregard these items unless the amendment restates the articles of incorporation.)	Item 1. On the date of the adoption of this amendment, restating the articles of incorporation, the corporation had shares issued, itemized as follows:
	Class	Series (If any)	Number of Shares	Par value per share or statement that shares are without par value

Item 2. On the date of the adoption of this amendment restating the articles of incorporation, the corporation had a stated capital of $ and a paid-in surplus of $ or a total of $ .

(Disregard this Article where this amendment contains no such provisions.)

ARTICLE FIFTH: The manner in which the exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for in, or effected by, this amendment, is as follows:

(Disregard this Paragraph where amendment does not affect stated capital or paid-in surplus.)	ARTICLE SIXTH: Paragraph 1: The manner in which said amendment or amendments effect a change in the amount of stated capital or the amount of paid-in surplus, or both, is as follows:

(Disregard this Paragraph where amendment does not affect stated capital or paid-in surplus.)	Paragraph 2: The amounts of stated capital and of paid-in surplus as changed by this amendment are as follows:
		Before Amendment	After Amendment
	Stated capital	$	$

	Paid-in surplus	$	$

IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its                      President, and its corporate seal to be hereto affixed, attested by its                      Secretary, this 23rd day of October, 1967.

GREAT WESTERN LAUNDRY COMPANY

By	/s/ Jack A Quigley
Its President

  PLACE

(CORPORATE SEAL)

  HERE

ATTEST:

/s/ Margaret E. Johnson
Its Asst. Secretary

STATE OF ILLINOIS	)
) ss.
COUNTY OF COOK	)

I, J. V. Friedman, a Notary Public, do hereby certify that on the 23rd day of October 1967, Jack A. Quigley personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

/s/ J.V. Friedman
Notary Public

PLACE

(NOTARIAL SEAL)

HERE

Certificate Number [Illegible]

STATE OF ILLINOIS

OFFICE OF

THE SECRETARY OF STATE

To all to whom these Presents Shall Come Greeting:

Whereas, Articles of amendment to the Articles of Incorporation duly signed and verified of GREAT WESTERN LAUNDRY COMPANY have been filed in the Office of the Secretary of State on the 21st day of September A.D. 1959, as provided by “THE BUSINESS CORPORATION ACT” of Illinois, in force July 13, A.D. 1933.

Now Therefore, I, CHARLES F. CARPENTIER Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of amendment and attach thereto a copy of the Articles of Amendment to the Articles of Incorporation of the aforesaid corporation.

In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, Done at the City of Springfield this 21st day of September A.D. 1959 and of the Independence of the United States the one hundred and 84th.

/s/ Charles F. Carpentier
SECRETARY OF STATE

(File in Duplicate)

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

GREAT WESTERN LAUNDRY COMPANY

(Exact Corporate Name)

To CHARLES F. CARPENTIER,

Secretary of State

Springfield, Illinois

The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of “The Business Corporation Act” of the State of Illinois, hereby executes the following Articles of Amendment:

ARTICLE FIRST: The name of the corporation is:

Great Western Laundry Company

ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by “The Business Corporation Act” of the State of Illinois:

RESOLVED, that Article Five of the Articles of Incorporation of this corporation be amended in its entirety to read as follows:

ARTICLE FIVE

Paragraph 1: The aggregate number of shares which the corporation is authorized to issue is l2,500, divided into one classes. The designation of each class, the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:

Class	Series (If any)	Number of Shares	Par value per share or statement that shares are without par value
Common	None	12,500	No par value.

Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are: NONE

(Disregard separation into classes if class voting does not apply to the amendment voted on.)

ARTICLE THIRD: The number of shares of the corporation outstanding at the time of the adoption of said amendment or amendments was 8,520; and the number of shares of each class entitled to vote as a class on the adoption of said amendment or amendments, and the designation of each such class were as follows:

	Class	Number of Shares

(Disregard separation into classes if class voting does not apply to the amendment voted on.)

ARTICLE FOURTH: The number of shares voted for said amendment or amendments was 8,520; and the number of shares voted against said amendment or amendments was none. The number of shares of each class entitled to vote as a class voted for and against said amendment or amendments, respectively, was:

	Class	Number of Shares Voted
		For	Against

(Disregard this Article where this amendment contains no such provisions.)

ARTICLE FIFTH: The manner in which the exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for in, or effected by, this amendment, is as follows:

(Disregard this Paragraph where amendment does not affect stated capital or paid-in surplus.)	ARTICLE SIXTH: Paragraph 1: The manner in which said amendment or amendments effect a change in the amount of stated capital or the amount of paid-in surplus, or both, is as follows:

(Disregard this Paragraph where amendment does not affect stated capital or paid-in surplus.)	Paragraph 2: The amounts of stated capital and of paid-in surplus as changed by this amendment are as follows:
		Before Amendment	After Amendment
	Stated capital	$	$
	Paid-in surplus	$	$

IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its Vice President, and its corporate seal to be hereto affixed, attested by its Secretary, this 18th day of September, 1959.

GREAT WESTERN LAUNDRY COMPANY

By	/s/ Troy C. Preston
Its Vice President

  PLACE

(CORPORATE SEAL)

  HERE

ATTEST:

/s/ Illegible
Its Secretary

STATE OF ILLINOIS	)
) ss.
COUNTY OF COOK	)

I, H. V. Anderson, a Notary Public, do hereby certify that on the 18th day of September 1959, Troy C. Preston personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

/s/ H.V. Anderson
Notary Public

PLACE

(NOTARIAL SEAL)

HERE

Certificate Number 24796

STATE OF ILLINOIS

OFFICE OF

THE SECRETARY OF STATE

To all to whom these Presents Shall Come Greeting:

Whereas, from a certificate duly signed and verified under oath filed in the Office of the Secretary of State on the 21st day of April A.D. 1927 it appears that at a meeting of the stockholders of the GREAT WESTERN LAUNDRY COMPANY duly convened a resolution was passed to increase and change capital stock in accordance with the provisions of an Act entitled “AN ACT IN RELATION TO CORPORATIONS FOR PECUNIARY PROFIT” approved June 28, 1919, in force July 1, 1919, and all acts amendatory thereof a copy of which certificate is hereto attached;

Now Therefore, I LOUIS L. EMMERSON, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby certify that GREAT WESTERN LAUNDRY COMPANY has legally increased and changed capital stock from $250,000.00 to 5000 shares NPV as provided in the aforesaid Act.

In Testimony Whereof, Thereto set my hand and cause to be affixed the Great Seal of the State of Illinois, Done at the City of Springfield this 21st day of April A.D. 1927 and of the Independence of the United States the one hundred and 51st.

/s/ LOUIS L. EMMERSON
SECRETARY OF STATE

NOTICE:—BEFORE ATTEMPTING TO EXECUTE THIS CERTIFICATE PLEASE READ INSTRUCTION ON THE BACK THEREOF.

FORM “J”

THIS CERTIFICATE MUST BE FILED IN DUPLICATE.

STATE OF ILLINOIS,	}	ss.
County of COOK

I hereby certify that at a special meeting of the Stockholders of the GREAT WESTERN LAUNDRY COMPANY held at the office of the company Chicago, Illinois, [illegible] 22nd day of March A.D. 1927 at ten o’clock to waiver of notice required by law, a copy of which waiver of notice is as follow.

We, the undersigned, being [illegible] do hereby waive all notice require by statute for the purpose of [illegible] of the stockholders vote on the proposition of:                                                           and do hereby consent that said meeting shall be held at,                          on the      day of              A.D. 192

The following resolution was adopted, at least two-thirds of all the votes represented by the whole stock of said Corporation issued and outstanding voting therefor:

RESOLVED, that the authorized capital stock of this company be and the same is hereby changed and increased from $250,000, consisting of 2500 shares of the par value of $100, each, to 5,000 shares of no par value; and be it further.

RESOLVED, that the President and Secretary of the company be and they are hereby authorized, empowered and directed to file in the office of the Secretary of State of Illinois, the certificate required by law the purpose of changing and increasing the capital stock of the company as in the foregoing resolution set forth, and to pay the Secretary of State such fees, and to do all such other things as they may deem necessary or desirable for the purpose of giving effect to the foregoing resolution; and be it further.

RESOLVED, that upon this amendment becoming effective, each share of the present outstanding capital stock of the par value of $100, per share, shall thereupon be and become one share of the common stock of this corporation of no par value, without any further action upon the part of this corporation or the Stockholders.

AFFIX CORPORATE SEAL HERE
s/ Samuel Levitetz
Secretary

STATE OF ILLINOIS,	}	ss.
County of COOK

I, LOUIS LEVITETZ, being duly sworn, declare on oath that I am President of the Corporation mentioned in the foregoing certificate, and that the statements therein made are true in substance and in fact.

IN WITNESS WHEREOF, I have hereunto set my hand, and caused the seal of said Corporation to be affixed, this 29th day of March A. D. 1927.

Illegible
President

Subscribe and sworn to before me this 29th day of March A. D. 1927.

Illegible
Notary Public

FORM “J”

Box	1271	No.	79586

CERTIFICATE

of

and change

Increase/of Capital Stock

from $250,000.00 to 5000 shs NPV

of

The GREAT WESTERN LAUNDRY COMPANY

NOTICE: This certificate may be used in making all amendments to the Articles of Incorporation other than dissolution and consolidation of corporation. In case of decrease in capital stock you should insert in the certificate a clause substantially as follows:

RESOLVED, That the capital stock is hereby DECREASED from $             consisting of              shares of the par value of $             and              shares of stock of no par value to $             consisting of              shares of the par value of $             and              shares of no par value.

The amount of the capital stock issued and outstanding is                      and the manner by which the because is effected is as follows, to-wit:

FORMS FOR INCREASE OF CAPITAL STOCK

MAY BE HAD ON APPLICATION.

WE, THE UNDERSIGNED, being the holders of all the issued and outstanding capital stock of GREAT WESTERN LAUNDRY COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Illinois, hereby waive any and all notice, whether required by law or the By-Laws of said Company, of the time, place and purpose of a special meeting of the stockholders of said Company, and we do hereby fix March 22, 1927, at ten o’clock A.M., as the time and 2125 West Madison Street, Chicago, Illinois, as the place, of the holding of a special meeting of the stockholders of said Company, for the purpose of considering and acting upon the authorization of (a) an issue of first mortgage bonds of this Company in the amount of $550,000.00; (b) an issue of promissory notes of this Company in the approximate amount of $119,795.00; and (c) changing and increasing the capital stock of the Company from $250,000.00 consisting of 2500 shares of the par value of $100.00 each, to 5,000 shares of no par value stock, and for the transaction of any and all business of every kind or nature whatsoever which may come before said meeting.

DATED, March 22, 1927.

LOUIS LEVITETZ

SAMUEL LEVITETZ

CHARLES LEVITETZ

NATHAN LEVITETZ

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

GREAT WESTERN LAUNDRY COMPANY

To EDWARD J. HUGHES

Secretary of State

Springfield, Illinois

The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of “The Business Corporation Act” of the State of Illinois, hereby executes the following Articles of Amendment:

ARTICLE FIRST: The name of the corporation is:

GREAT WESTERN LAUNDRY COMPANY

ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by “The Business Corporation Act” of the State of Illinois

By increasing the capital stock from 5,000 shares of no par value to 8,688 shares of no par value.

(Disregard separation into classes if class voting does not apply to the amendment voted on.)

ARTICLE THIRD: The number of shares of the corporation outstanding at the time of the adoption of said amendment or amendments was 4,340; and the number of shares of each class entitled to vote as a class on the adoption of said amendment or amendments, and the designation of each such class were as follows:

	Class	Number of Shares
	Common	4,340

(Disregard separation into classes if class voting does not apply to the amendment voted on.)

ARTICLE FOURTH: The number of shares voted for said amendment or amendments was 4,340; and the number of shares voted against said amendment or amendments was none. The number of shares of each class entitled to vote as a class voted for and against said amendment or amendments, respectively, was:

	Class	Number of Shares
		For	Against
	Common	4,340	None

(Disregard this Article where the amendments contain no such provisions.)

ARTICLE FIFTH: The manner in which the exchange, reclassification, or cancellation of issued shares, or the reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for by said amendment or amendments, shall be effected, is as follows:

(Disregard this paragraph where the amendments do not affect stated capital or paid-in surplus.)	ARTICLE SIXTH: Paragraph 1: The manner in which said amendment or amendments effecting a change in the amount of stated capital or the amount of paid-in surplus, or both, is effected is as follows:

(Disregard this paragraph where the amendments do not affect stated capital and paid-in surplus.)	Paragraph 2: The amounts of stated capital and of paid-in surplus as changed by said amendment or amendments are as follows:
		Before Amendment	After Amendment
	Stated capital	$	$
	Paid-in surplus	$	$

IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its                                          President, and its corporate seal to be hereto affixed, attested by its Secretary, this 8th day of October, 1935.

GREAT WESTERN LAUNDRY COMPANY

By	/s/ Louis Levitetz
Its Vice President

PLACE

(CORPORATE SEAL)

HERE

ATTEST:

/s/ Samuel Levitetz
Secretary

STATE OF ILLINOIS	)
) ss.
COUNTY OF COOK	)

I,                                         , a Notary Public, do hereby certify that on the 8th day of October 1935, Louis Levitetz personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

/s/ Illegible
Notary Public

(Notarial Seal)

Certificate Number 7185

STATE OF ILLINOIS

OFFICE OF

THE SECRETARY OF STATE

To all to whom these Presents Shall Come Greeting:

Whereas, from a certificate duly signed and verified under oath filed in the Office of the Secretary of State on the 27th day of June A.D. 1921 it appears that at a meeting of the stockholders of the GREAT WESTERN LAUNDRY COMPANY duly convened a resolution was passed to increase capital stock in accordance with the provisions of an Act entitled “AN ACT IN RELATION TO CORPORATIONS FOR PECUNIARY PROFIT” approved June 28, 1919, in force July 1, 1919, a copy of which certificate is hereto attached;

Now Therefore, I LOUIS L. EMMERSON, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby certify that GREAT WESTERN LAUNDRY COMPANY has legally increased capital stock from $150,000.00 to $250,000.00 as provided in the aforesaid Act.

In Testimony Whereof, Thereto set my hand and cause to be affixed the Great Seal of the State of Illinois, Done at the City of Springfield this 27th day of June A.D. 1921 and of the Independence of the United States the one hundred and 45th.

/s/ LOUIS L. EMMERSON
SECRETARY OF STATE

property addressed to each [Illegible]

the time, place and object or [Illegible].

The following resolution was adopted, at least two-thirds of all the votes represented by the whole stock of said Corporation issued and outstanding voting therefor:

RESOLVED, That the capital stock is hereby increased from $150,000.00 consisting of 1500 shares of the par value of $100.00 to $250,000.00 consisting of 2500 shares of the par value of $100.00 each ( common)

1.	The total amount of the capital stock already authorized is $150,000.00

2.	The amount of the authorized capital stock issued and outstanding is $150,000.00

3.	The amount of the capital stock issued and outstanding paid in cash, in accordance with the statements filed in the office of the Secretary of State is as follows:

	{	common	$ 200.00
2 shares having a par value of $100.00 per share is
		preferred	$

	{	common	$
shares having no par value is
		preferred	$

4.	The amount of the capital stock issued and outstanding paid in property, in accordance with the statements filed in the office of the Secretary of State is as follows:

	{	common	$ 149,800.00
1498 shares having a par value of $100.00 per share is
		preferred	$

	{	common	$
shares having no par value is
		preferred	$

5.	The amount of capital stock issued and outstanding paid in cash, not previously reported to the Secretary of State is as follows:

	{	common	$
shares having a par value of $ per share is
		preferred	$

	{	common	$
shares having no par value is
		preferred	$

6.	The amount of capital stock issued and outstanding paid in property, not previously reported to the Secretary of State is as follows:

	{	common	$
shares having a par value of $ per share is
		preferred	$

	{	common	$
shares having no par value is
		preferred	$

7.	The amount of increased capital stock which is proposed to issue at once is as follows:

	{	common	$ 57,000.00
570 shares having a par value of $100.00 per share is
		preferred	$

	{	common	$
shares having no par value is
		preferred	$

8.	The amount of the increased capital stock which is proposed to issue at once and which will be paid in cash is as follows:

	{	common	$ 40,000.00
400 shares having a par value of $100.00 per share is
		preferred	$

	{	common	$
shares having no par value is
		preferred	$

9. The amount of the increase capital stock which is propose to issue at once for property, and appraised value thereof are as follow:
	{	common $17,000.00
170 shares having a par value of $ 100.00 per share is
preferred $

{ common $
shares having no par value is
preferred $
10. The location and a general description of such property are as follows:

Surplus represented cash on company’s books. Stock divided declared for $17,000.00

It is hereby further certified that the requirements respecting all stock issued by the corporation have been complied with in accordance with the statute in such cases made and provided.

Affix Corporate Seal Here.	/s/ Samuel Levitetz
Secretary.

STATE OF ILLINOIS, Country of Cook	}
ss.

I, Louis Levitetz, being duly sworn, declare on oath that I am President of the Corporation mentioned in the foregoing certificate, and that the statements therein made are true in substance and in fact.

IN WITNESS WHEREOF, I have hereunto set my hand, and caused the seal of said Corporation to be affixed, this 18th day of June A.D. 1921

/s/ Louis Levitetz
President.

Subscribed and sworn to before me this 23rd day of June A.D. 1921.

/s/ [Illegible]
Notary Public.

FORM E.

Box 1271	No. 79586

CERTIFICATE

Increase of Capital Stock from $ 150,000 to 250,000.00

of

The Great Western Laundry Co. 213910 - Madison St. Chicago

The fee for increase in capital stock is 50c per thousand or fractional part of such increase and $20 for filing the certificate.

NOTICE: Where the notice prescribed by statute for the convening of meeting of the stockholders to vote on any change is waived, the certificate should be changed to show this fact, and that portion of the certificate retaking to the giving of such notice stricken out and a copy of the waiver of notice attached so that the certificate will then be in the following form:

STATE OF ILLINOIS	}
ss.
Country of

I hereby certify that a special meeting of the stockholders of the                      held at                      on the          day of                      A. D. 192          at              o’clock              M. pursuant to the waiver of notice required by law, a copy of which waiver of notice is as follow, to-wit:

We, understand, being all the stockholder of                                          do hereby waive all notive required by statute for the purposes of convening a meeting of stockholders to vote on the proposition of                      and do hereby consent that said meeting shall be held at                      on the                      day of              A. D. 192)            .

(Signed)

Dated                      day of                      A. D. 192             .

29

Certificate Number 1982

STATE OF ILLINOIS

OFFICE OF

THE SECRETARY OF STATE

To all to whom these Presents Shall Come Greetings:

Whereas, from a certificate duly signed and verified under oath filed in the Office of the Secretary of State on the 31st day of March A.D.,1920 it appears that at a meeting of the Stockholders of the GREAT WESTERN LAUNDRY COMPANY Duly convened a resolution, was passed to increase capital stock in accordance with the provision of an Act entitled “AN ACT IN RELATION TO CORPORATIONS FOR PECUNIARY PROFIT” approved June 28th, 1919 in force July 1, 1919 a copy of which certificate is hereto attached.

Now Therefore, I, LOUIS L. EMMERSON, Secretary of the State of the State of Illinois, by virtue of the powers vested in me by law do hereby certify that GREAT WESTERN LAUNDRY COMPANY has legally increased capital stock from $10,000.00 to $150,000.00 as provided in the aforesaid Act.

In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois. Done at the City of Springfield this 31st day of March A.D. 1920 and of the Independence of the United States the one hundred and 44th.

/s/ LOUIS L.EMMERSON
SECRETARY OF THE STATE

NOTICE: This certificate is to be used for increasing the capital stock. Other change in the Articles of Incorporation included in resolution increasing the capital stock may also be included in this certificate.

FORM E

THIS CERTIFICATE MUST BE FILED IN DUPLICATE.

STATE OF ILLINOIS,	}	ss.
County of Cook

I hereby certify that at a special meeting of the stockholders of the Great Western Laundry Company held at 2139 W. Madison St., Chicago, Ill., on the 14th day of February A.D., 1920, at 3 o’clock P.M., pursuant to notice required by law, which said notice was delivered personally (or deposited in the post office, properly posted) at least ten days before the time fixed for such meeting, properly addressed to each Stockholder; signed in the manner provided in the by-laws of said Corporation, stating the time, place and object of such meeting.

The following resolution was adopted, at least two-thirds of all the votes represented by the whole stock of said Corporation issued and outstanding voting therefore:

RESOLVED, That the capital stock is hereby increased from $10,000.00 consisting of 100 shares of the par value of $100.00 to $150,000.00 consisting of 1500 shares of the par value of $100.00

1. The total amount of the capital stock already authorized is $10,000.00

2. The amount of the authorized capital stock issued and outstanding is $10,000.00

3. The amount of the capital stock issued and outstanding paid in cash, in accordance with the statements filed in the office of the Secretary of State is as follows:

	{	common	$
2 shares having a par value of $100.00 per share is
		preferred	$ 200.00

	{	common	$
shares having no par value is
		preferred	$

4. The amount of the capital stock issued and outstanding paid in property, in accordance with the statements filed in the office of the Secretary of State is as follows:

	{	common	$
98 shares having a par value of $100.00 per share is
		preferred	$ 9800.00

	{	common	$
shares having no par value is
		preferred	$

5. The amount of capital stock issued and outstanding paid in cash, since the last statement filed in the office of the Secretary of State is as follows:

	{	common	$
shares having a par value of $ per share is
		preferred	$

	{	common	$
shares having no par value is
		preferred	$

6. The amount of capital stock issued and outstanding paid in property, since the last statement filed in the office of the Secretary of State is as follows:

	{	common	$
shares having a par value of $ per share is
		preferred	$

	{	common	$
shares having no par value is
		preferred	$

7. The amount of the increased capital stock which is proposed to issue at once is as follows:

	{	common	$
1400 shares having a par value of $100.00 per share is
		preferred	$140,000.00

	{	common	$
shares having no par value is
		preferred	$

8. The amount of the increased capital stock which is proposed to issue at once and which will be paid in cash is as follows:

	{	common	$
shares having a par value of $ per share is
		preferred	$

	{	common	$
shares having no par value is
		preferred	$

9. The amount of the increased capital stock which is proposed to issue at once for property, and appraised value thereof is as follows:

1400 shares having a par value of $100.00 per share is	{	common $
preferred $140,000.00

shares having no par value is	{	common $
preferred $

10. The location and a general description of such property is as follows: Real Estate with improvements located at 2125 to 39 W. Madison St., (inclusive) Chicago, Ill. 208-10-12 S. Leavitt St. Chicago, Ill.

Machinery, equipment, etc. (including good will of $40,823.82) $83,000.00. Good will appraised by Evans Audit Co., Chicago, Ill.

It is hereby further certified that the requirements respecting all stock previously issued by the corporation have been complied with in accordance with the statute in such cases made and provided.

/s/ Samuel Levitetz
Secretary.

STATE OF ILLINOIS,	}	ss.
County of Cook

I, Louis Levitetz, being duly sworn, declare on oath that I am President of the Corporation mentioned in the foregoing certificate, and that the statements therein made are true in substance and in fact.

IN WITNESS WHEREOF, I have hereunto set my hand, and caused the seal of said Corporation to be affixed, this 25th day of March A. D. 1920.

/s/ Louis Levitetz
President.

Subscribed and sworn to before me this 25th day of March A. D. 1920.

/s/ Nathan Levitetz
Notary Public.

FORM E.

Box:	1271	No.	79586

CERTIFICATE OF

Increased of Capital Stock

$10,000 to $150,000

of

The Great Western Laundry Company.

The fee for increase in capital stock 50c per thousand or fractional part of such increase and $20 for filing the certificate.

NOTICE: Where the notice prescribed by statute for the convening of a meeting of the stockholders to vote on any change is waived, the certificate should be changed to show this fact, and that portion of the certificate [Illegible] to the giving of such notice stricken out and a copy of the waiver of notice attached so that the certificate will then be in the following form:

STATE OF ILLINOIS,	}	ss.
County of

I hereby certify that at a special meeting of the stockholders of the                      held at                      on the              day of              A. D., 19    , at              o’clock                      M., pursuant to the waiver of notice required by law, a copy of which waiver of notice is as follows, to-wit:

We, the undersigned, being all the stockholders of                      do hereby waive all notice required by statute for the purpose of convening a meeting of stockholders to vote on the proposition of                     , and do hereby [Illegible] that said meeting shall be held at                      on the day of              A. D., 19

(SIGNED.)

Dated              day of                      A. D. 19

NOTICE: This certificate is to be used for increasing the capital stock. Other changes in the Articles of Incorporation included in resolution increasing the capital stock may also be included in this certificate.

FORM E.

THIS CERTIFICATE MUST BE FILED IN DUPLICATE

STATE OF ILLINOIS,	}	ss.
County of Cook

STATE OF ILLINOIS

County of COOK

I hereby certify that at a special meeting of the stockholders of the GREAT WESTERN LAUNDRY COMPANY held at 2139 West Madison Street, Chicago, Illinois, the 18th day of June at 10:00 A:M, pursuant to the waiver of notice required by law, a copy of which waiver of notice is as follows, to wit:

We, the undersigned, being all the stockholders of the GREAT WESTERN LAUNDRY COMPANY do hereby waive all notice required by statue for the purposes of convening a meeting of stockholders to vote on the proposition of increasing the capital stock to $250,000 and such other business as may be on hand, and do hereby consent that said meeting shall be held at 2139 West Madison Street on the 18th day of June, A. D. 1921.

/s/ Samuel Levitetz

/s/ Louis Levitetz

/s/ Nathan Levitetz

/s/ Charles Levitetz

Dated 18th day of June, A.D. 1921.

6.	The amount of capital stock issued and outstanding paid in property, [Illegible] of State is as follows:

[Illegible	]

STATE OF ILLINOIS

Department	of State

HARRY WOODS, Secretary of State

To All To Whom These Presents Shall Come—Greeting:

Whereas, It being proposed by the persons hereinafter named to form a Corporation under an Act of the General Assembly of the State of Illinois, entitled, “An Act Concerning Corporations,” approved April 18, 1872, in force July 1, 1872, and the amendments thereto, the object and purposes of which corporation are set forth in a statement duly signed and acknowledged according to law, and this day filed in the office of the Secretary of State;

Now, Therefore, I, HARRY WOODS, Secretary of State of the State of Illinois, by virtue of the power vested in and the duties imposed upon me by law, do hereby authorize, empower and license SAMUEL LEVITETZ, LOUIE LEVITETZ, and FRED B. ROOS the persons whose names are signed to the before-mentioned statement, as Commissioners to open books for subscription to the Capital Stock of GREAT WESTERN LAUNDRY COMPANY such being the name of the proposed corporation, as contained in the statement, at such times and places as the said Commissioners may determine.

In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of State.

Done at the City of Springfield, this twenty-fourth day of September A.D. 1913, and of the Independence of the United States the one hundred and 38th.

/s/ HARRY WOODS
Secretary of State

To HARRY WOODS,

Secretary of the State of Illinois:

The Commissioners, duly authorized to open Books of Subscription to the Capital Stock of GREAT WESTERN LAUNDRY COMPANY pursuant to license heretofore issued, bearing date the 24th day of September A.D. 1913, do hereby report that they opened books of Subscription to the Capital Stock of said Company, and that the said Stock was fully subscribed; that the following is a true copy of such subscription, viz:

We, the undersigned, hereby severally subscribe for the number of shares set opposite our respective names, to the Capital Stock of Great Western Laundry Company and we severally agree to pay the said Company, for each share, the sum of One hundred dollars.

NAME	SHARES	AMOUNT
Louis Levitetz	49	$4900.00

Samuel Levitetz	49	$4900.00

Sarah Levitetz	1	100.00

Jennie Levitetz	1	100.00

	100	$10,000.00

That on the 23rd day of December A.D. 1913, at the Room 628-# 29 S. La Salle Street, Chicago, Illinois, at the hour of three (3) o’clock P.M., they convened a meeting of the subscribers aforesaid, pursuant to notice required by law, which said notice was deposited in the post office, properly addressed to each subscriber, ten days before the time fixed therein, a copy of which said notice is as follows, to-wit:

To Louis Levitetz, Samuel Levitetz, Sarah Levitetz and Jennie Levitetz:

You are hereby notified that the Capital Stock of Great Western Laundry Company has been fully subscribed, and that a meeting of the subscribers of such stock will be held at Room 628 # 29 So. La Salle Street, Chicago, Ills. on the 23rd day of December A.D. 1913, at 3 o’clock P.M., for the purpose of electing a Board of Directors for said Company and for the transaction of such other business as may be deemed necessary.

Signed,

/s/ Louis Levitetz

/s/ Samuel Levitetz	Commissioners.

/s/ Fred B. Roos

That said subscribers met at the time and place in said notice specified, and proceeded to elect Directors, and that the following persons were duly elected for the term of one year viz:

Louis Levitetz

Samuel Levitetz

Sarah Levitetz

Jennie Levitetz

And that the postoffice address of the business office of said Company is at Number 2143 West Madison Street in the City of Chicago in the County of Cook and State of Illinois.

/s/ Louis Levitetz

/s/ Samuel Levitetz	Commissioners.

/s/ Fred B. Roos

Amount of capital stock actually paid in		$10,000.00

Amount of capital stock not paid in	$	none.

Capital paid in property, appraised as follows:

One (l) Hagan 6 roll Mangle; one (1) Dry Room; Seventeen (17) Wash Machines; seven (7) Extractors; one (l) Collar Machine: Three (3) Body ironers; one (l) engine; one (l) boiler; one (l) Cadillac 6 pass. 1915 Touring car; seventeen (17) horses; fourteen (14) wagons; one (l) buggy, and all harness, blankets, and all other barn equipment; and all machinery, shafting, pulleys, belting, office and laundry fixtures, and all goods, chattels and property of every kind, nature and description, including the Good Will of the business, belonging to and now used in and about the laundry business located at # 2143 West Madison Street, Chicago, Illinois, and known as the Great Western Laundry.

Appraised at –	$9800.00

Capital paid in cash –	200.00

$10,000.00

STATE OF ILLINOIS

Department	of State

HARRY WOODS, Secretary of State

To All to Whom these Presents Shall Come—GREETING:

WHEREAS, a STATEMENT, duly signed and acknowledged, has been filed in the office of the Secretary of State, on the Twenty-fourth day of September A.D. 1913, for the organization of the GREAT WESTERN LAUNDRY COMPANY, under and in accordance with the provisions of “AN ACT CONCERNING CORPORATION,” approved April 18, 1872, and in force July 1, 1872, and all acts amendatory thereof, a copy of which statement is hereunto attached;

AND WHEREAS, a LICENSE having been issued to SAMUEL LEVITETZ, LOUIS LEVITETZ and FRED B. BOOS, as Commissioners to open books for subscription to the Capital Stock of said Company;

AND WHEREAS, the said Commissioners have, on the Second day of January A.D. 1914, filed in the office of the Secretary of State a report of their proceedings under the said License, a copy of which report is hereunto attached;

Now, Therefore, I, HARRY WOODS, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby certify that the said GREAT WESTERN LAUNDRY COMPANY, is a legally organized Corporation under the laws of this State.

In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of State.

Done at the City of Springfield, this Second day of January A.D. 1914, and of the Independence of the United States the one hundred and 38th.

(SEAL)	/s/ HARRY WOODS
Secretary of State

STATE OF ILLINOIS,	}	ss
County of Cook

On this 30th day of December A. D. 1913, personally appeared before me, a Notary Public in and for said County, in said State Samuel Levitetz, Louis Levitetz and Fred B. Roos and made oath that the foregoing report by them subscribed is true in substance and in fact.

[Illegible]	Notary Public.

STATE OF ILLINOIS,	}	ss.
COOK Country.

INCORPORATION FEES
$2500 or less	$30.00
$2500 to $5000	50.00
Each additional thousand	1.00

To Harry Woods, Secretary of State:

We, the Undersigned, Samuel Levitetz, Louis Levitetz and Fred B. Roos propose to form a Corporation under an act of the General Assembly of the State of Illinois, entitled “An Act Concerning Corporations,” approved April 18, 1872, and all acts amendatory thereof; and for the purpose of such organization we hereby state as follows, to wit:

1.	The name of such Corporation is GREAT WESTERN LAUNDRY COMPANY

2.	The object for which it is formed is to do a general laundry business.

3.	The Capital Stock shall be Ten thousand ($ 10,000.00) Dollars.

4.	The amount of each share is One hundred ($ 100.00) Dollars.

5.	The number of shares One hundred.

6.	The location of the principal office is in City of Chicago in the County of Cook State of Illinois.

7.	The duration of the Corporation shall be Ninety-nine (99) years.

/s/ Samuel Levitetz

/s/ Louis Levitetz

/s/ Fred B. Roos

STATE OF ILLINOIS,	}	ss.
COUNTY OF Cook

I, William F. Boeger a Notary Public in and for the County and State aforesaid, do hereby certify that on the 23rd day of September A.D. 1913, personally appeared before me Samuel Levitetz, Louis Levitetz and Fred B. Roos to me personally known to be the same persons who executed the foregoing statement, and severally acknowledged that they executed the same for the purposes therein set forth.

In Witness Whereof, I have hereunto set my hand and seal the day and year above written.

/s/ William F. Boeger
Notary Public

The GREAT WESTERN LAUNDRY COMPANY.

Statement of Incorporation.

SEARS, ROOS & BOEGER,

628 National Life Bldg.

29 S. La Salle St., Chicago

[Illegible]